SUPPLEMENT DATED FEBRUARY 3, 2010
TO
PROSPECTUS DATED MAY 21, 2007
FOR FUTURITY NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information about the Goldman Sachs Growth and Income Fund.

On April 30, 2010, the name of the Goldman Sachs Growth and Income Fund will be changed to Goldman Sachs Large Cap Value Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity NY 2010